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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                            ------------------------------
                                       FORM 8-K
                            ------------------------------


                                   CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    AUGUST 1, 1997
                           --------------------------------
                   Date of Report (Date of earliest event reported)


                                  HENRY SCHEIN, INC.
                (Exact name of registrant as specified in its charter)


         DELAWARE                     0-27078                 11-3136595
    ------------------          ------------------        -----------------
(State or other jurisdiction   Commission File Number    (I.R.S. Employer
of incorporation or                                    Identification Number)
organization)


                      135 DURYEA ROAD, MELVILLE, NEW YORK 11747
                   ------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)



                                    (516) 843-5500
                  -------------------------------------------------
                 (Registrant's telephone number, including area code)



                                    NOT APPLICABLE
                  --------------------------------------------------
            (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to the Agreement and Plan of Merger dated March 7, 1997, as amended, among Henry Schein, Inc., a Delaware corporation ("Schein"), Micro Bio-Medics, Inc., a New York corporation ("MBM"), and HSI Acquisition corporation, a New York corporation and wholly-owned subsidiary of Schein ("Sub") (the "Merger Agreement"), the merger of Sub with and into MBM (the "Merger") was consummated on August 1, 1997. Pursuant to the Merger, MBM became a wholly-owned subsidiary of Schein and each of the shares of common stock, par value $.03, of MBM that were outstanding immediately prior to the consummation of the Merger were converted into the right to receive 0.62 shares of common stock, par value $.01, of Schein. MBM distributes medical supplies to physicians and hospitals in the New York metropolitan area, as well as to health care professionals in the sports medicine, emergency medicine, school health, industrial safety, government and laboratory markets nationwide. Schein filed a Registration Statement on Form S-4 under the Securities Act of 1933, Registration No. 333-30615, with the Securities and Exchange Commission on
July 2, 1997 relating to the Merger.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) The following financial statements, including the related notes, of MBM are filed as part of this report:

         1. MBM's audited consolidated balance sheets as of November 30, 1996 and 1995 and the related audited consolidated statements of income, cash flow and changes in stockholders' equity for each of the three years in the period ended November 30, 1996. (Incorporated by reference from MBM's Annual Report on Form 10-K/A for the fiscal year ended November 30, 1996.)

         2. MBM's unaudited consolidated balance sheets as of February 28, 1997 and February 29, 1996 and the related unaudited consolidated statements of income, cash flow and changes in stockholders' equity for the three-month periods ended February 28, 1997 and February 29, 1996. (Incorporated by reference to MBM's Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 1997.)

(b) The unaudited pro forma combined condensed balance sheet dated as of March 29, 1997, the unaudited pro forma combined condensed statements of operations for each of the three years in the period ended December 28, 1996 and for the three-month period ended March 29, 1997 and the related notes, set forth on pages 62 through 69 of Henry Schein, Inc.'s Registration Statement on Form S-4, Registration No. 333-30615 (the "Registration Statement") under the caption "Unaudited Pro Forma Combined Condensed Financial Statements" are incorporated herein by reference.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

         2. Agreement and Plan of Merger, dated March 7, 1997, as revised, among Henry Schein, Inc., Micro Bio-Medics, Inc. and HSI Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Registration Statement).

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HENRY SCHEIN, INC


Date: August 5, 1997

                                  By:  /s/ Mark E. Mlotek
                                     ----------------------
                                       Name: Mark E. Mlotek
                                       Title: Vice President

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                                    EXHIBIT INDEX


DOC. NO.      DOCUMENT DESCRIPTION


2. Agreement and Plan of Merger, dated as of March 7, 1997, as revised, among Henry Schein, Inc., Micro Bio-Medics, Inc. and HSI Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Registration Statement).